UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2005

NEW CENTURY FINANCIAL

CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 10, 2005, Terrence P. Sandvik informed the registrant’s Board of Directors that he has decided not to stand for re-election to the registrant’s Board of Directors at the registrant’s next annual meeting of stockholders in May 2005. Mr. Sandvik’s decision not to stand for re-election did not relate to any disagreement with the registrant on any matter relating to the registrant’s operations, policies or practices. A copy of the press release announcing Mr. Sandvik’s decision is furnished as Exhibit 99.1 to this Current Report.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure.

On March 15, 2005, Mr. Robert K. Cole, the registrant’s Chairman and Chief Executive Officer, and Ms. Patti M. Dodge, the registrant’s Executive Vice President, Chief Financial Officer and Controller, will be presenting at the Piper Jaffray Financial Services Conference at 10:15 a.m. Pacific Standard Time. The audio webcast will be available on the “Events and Webcasts” section within the “Investor Relations” page of the registrant’s Web site at www.ncen.com. The slide presentation that will accompany the webcast is furnished as Exhibit 99.2 to this Current Report.

In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of New Century Financial Corporation, dated March 14, 2005, announcing Mr. Sandvik’s decision not to stand for re-election to the registrant’s Board of Directors.

99.2	Slide presentation of New Century Financial Corporation to be presented on March 15, 2005, at the Piper Jaffray Financial Services Conference.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

March 14, 2005	By:	/s/ BRAD A. MORRICE
Brad A. Morrice
Vice Chairman, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of New Century Financial Corporation, dated March 14, 2005, announcing Mr. Sandvik’s decision not to stand for re-election to the registrant’s Board of Directors.

99.2	Slide presentation of New Century Financial Corporation to be presented on March 15, 2005, at the Piper Jaffray Financial Services Conference.